Exhibit 10.3

U.S. INDUSTRIES, INC

MASTER AGREEMENT

EXECUTION COPY

AMENDMENT NO. 1

Dated as of June 30, 2002

                This AMENDMENT NO. 1 dated as of June 30, 2002, to the Amendment, Restatement, General Provisions and Intercreditor Agreement dated as of August 15, 2001 between U.S. Industries, Inc(‘‘USI’’), USI Global Corp., USI American Holdings, inc., USI Atlantic Corp., Rexair Holdings, Inc., Rexair, Inc. and the other subsidiaries of USI party thereto as Loan Parties, Wilmington Trust Company and David A. Vanaskey, not in their individual capacities, but solely as Collateral Trustees, Bank of America, N.A., as agent and the various bank and other lender parties thereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Master Agreement”). Capitalized terms used without definition in this Amendment shall have the meanings set forth in the Master Agreement.

WITNESSETH:

                                WHEREAS , the Loan Parties have requested that the Banks agree to amend certain provisions contained in the Master Agreement;

                                WHEREAS, the Banks are willing to grant the request of the Loan Parties and wish to amend certain other provisions of the Master Agreement as hereinafter set forth;

                                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

                                SECTION 1. Amendments. Subject to the occurrence of the Effective Date, the Master Agreement is amended as follows:

                (a)           Rexair Consolidated Interest Coverage Ratio. Section 9.08 to the Rexair Credit Agreement, as set forth in Schedule III to the Master Agreement, is amended by deleting the table contained therein and replacing it with the following table:

“Fiscal Quarter Ending Closest to	Ratio
June 30, 2000	2.00:1.00
September 30, 2000	2.00:1.00
December 31, 2000	2.00:1.00
March 31, 2001	2.00:1.00
June 30, 2001	2.00:1.00
September 30, 2001	2.00:1.00
December 31, 2001	2.25:1.00
March 31, 2002	2.25:1.00
June 30, 2002	2.25:1.00
September 30, 2002	2.50:1.00”

                (b)           Rexair Maximum Consolidated Leverage Ratio. Section 9.09 to the Rexair Credit Agreement, as set forth in Schedule III to the Master Agreement, is amended by deleting the table contained therein and replacing it with the following table:

“Fiscal Quarter Ended Closest to	Ratio
June 30, 2000	5.75:1.00
September 30, 2000	5.75:1.00
December 31, 2000	5.75:1.00
March 31, 2001	5.75:1.00
June 30, 2001	5.25:1.00
September 30, 2001	5.25:1.00
December 31, 2001	5.25:1.00
March 31, 2002	5.25:1.00
June 30, 2002	3.40:1.00
September 30, 2002	3.35:1.00”

                (c)           Rexair Minimum EBITDA. Section 9.10 to the Rexair Credit Agreement, as set forth in Schedule III to the Master Agreement, is amended by deleting the table contained therein and replacing it with the following table:

“Fiscal Month	Minimum Cumulative EBITDA
August 2001	$600,000
September 2001	$2,500,000
October 2001	$5,000,000
November 2001	$8,000,000
December 2001	$11,000,000
January 2002	$13,000,000
February 2002	$16,000,000
March 2002	$20,000,000
April 2002	$23,000,000
May 2002	$25,000,000
June 2002	$28,800,000
July 2002	$30,300,000
August 2002	$31,100,000
September 2002	$33,800,000
October 2002	$36,100,000
November 2002	$38,300,000”

                (d)           Composition of Steering Committee. The first sentence of Section 9.01(a) of the Master Agreement is amended in its entirety to read as follows:

                “Each of the Banks hereby irrevocably appoints Bank of America, N.A., as “Debt Coordinator”, and hereby further irrevocably appoints and constitutes the “Steering Committee”, to be comprised at any time of the Debt Coordinator and (i) JPMorgan Chase Bank, HSBC Bank USA, Deutsche Bank Trust Company Americas, The Bank of New York, The Bank of Nova Scotia and (ii) any other Bank that holds, and for so long as it holds, one of the five largest Pro Rata Shares of the Total Principal Exposure of all Banks under all Bank Facilities taken as a whole, each from time to time willing to serve on such committee (together with the Debt Coordinator, the “Steering Committee Members”):  provided that (A) if at any time any of the otherwise qualifying Banks (1) is unwilling to serve on, or resigns from, the Steering Committee or (2) no longer holds any Bank Exposure (or, in the case of any Bank that is a Steering Committee Member pursuant to (ii) above, no longer holds one of the five largest Pro Rata Shares), then such Bank shall cease to be a Steering Committee Member and (B) if, following its departure, the number of Banks (excluding the Debt Coordinator) comprising the Steering Committee would be 3 or less, then such departing Bank shall be replaced by the Bank holding the next largest Pro Rata Share that is not then a Steering Committee Member and is willing to serve, and such replacing Bank is hereby so appointed as a Steering Committee Member; provided, further that that no Steering Committee Member shall be permitted to act in such capacity at any time during which such Steering Committee Member is a Defaulting Bank.”

                                SECTION 2.  Conditions to Effectiveness.  The provisions of Section I of this Amendment shall become effective as of the date first above written (the “Effective Date”) when, and only when, the Debt Coordinator shall have received confirmation of each of the following, each in form and substance satisfactory to the Debt Coordinator:

                (i)            Execution of Counterparts.  The Debt Coordinator shall have received counterparts of this Amendment duly executed by each of the Loan Parties, the Majority Banks and, insofar as the effectiveness of Sections 1(a), (b) and (c) is concerned, the Rexair Bank Majority.

                (ii)           Payment of Fees and Expenses.  The Debt Coordinator shall have determined that all agency, trustee, custodial, filing service, legal and other fees and disbursements incurred and invoiced through the day immediately prior to the Effective Date, including all fees of the Collateral Trustees and the Debt Coordinator and their respective counsel and of the Financial Advisor, shall have been paid in full by the Loan Parties.

                (iii)          No Default.  No Default shall have occurred or be continuing, other than a Default that shall be cured by the effectiveness hereof.

                                SECTION 3. Amendment Fee. USI agrees to pay to the Debt Coordinator on

June 9, 2002, for the account of each Bank that returns an executed counterpart of this Amendment to the Debt Coordinator by July 8, 2002, an amendment fee in an amount equal to 0.05% of the Total Principal Exposure of such Bank.

                                SECTION 4.  Confirmation of Representations and Warranties and Certain Acknowledgements and Agreements. Each of the Loan Parties hereby represents and warrants, on and as of the Effective Date, that the representations and warranties contained in the Master Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Waiver and Consent, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date. In addition, each of the Loan Parties hereby acknowledges and restates, on and as of the Effective Date, each of its statements and agreements in Sections 8.02(d) and 8.03 of the Master Agreement.

                                SECTION 5.  Reference to and Effect on the Transaction Documents.  (a) On and after the effectiveness of this Amendment, each reference in the Master Agreement to “hereunder”, “hereof” or words of like import referring to the Master Agreement, and each reference in the other Transaction Documents to the “Master Agreement”, “thereunder”, “thereof” or words of like import referring to the Master Agreement, shall mean and be a reference to the Master Agreement as modified by this Amendment.

                                (b)           The Master Agreement and each of the other Transaction Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                                (c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Debt Coordinator under any of the Transaction Documents, nor constitute a waiver of any provision of any of the Transaction Documents.

                                SECTION 6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                                SECTION 7.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Master Agreement, as if this were a part of the Master Agreement.

                                SECTION 8.  Entire Agreement; Modification.  This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

                                SECTION 9.  Amendment Provisions.  This Amendment is subject to the provisions of Section 10.01 of the Master Agreement.

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                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

U.S. INDUSTRIES, INC.

By:	/s/ ALLAN D. WEINGARTEN
Name:	ALLAN D. WEINGARTEN
Title:	SR VP-CFO

ARCHITECTURAL AREA LIGHTING, INC.
ARROW CONSOLIDATED CORPORATION
ASTERIA COMPANY
BATHCRAFT INC.
BAYLIS BROTHERS, INC.
BRUCKNER MANUFACTURING CORP.
CARLSBAD CORP.
COLUMBIA MATERIALS, LLC
COMPAX CORP.
ELJER INDUSTRIES, INC.
ELJER PLUMBINGWARE, INC.
ENVIRONMENTAL ENERGY COMPANY
EZ HOLDINGS, INC.
GARY CONCRETE PRODUCTS, INC.
GATSBY SPAS, INC.
HL CAPITAL CORP.
JACUZZI INC.
JACUZZI WHIRLPOOL BATH, INC.
JUSI HOLDINGS, INC.
KLI, INC.
LOKELANI DEVELOPMENT CORPORATION
LUXOR INDUSTRIES, INC.
MAILI KAI LAND DEVELOPMENT CORPORATION
MOBILITE INC.
NEPCO OF AUSTRALIA, INC.
NEPCO OF CANADA, INC.
NEPCO OF FORD HEIGHTS, INC.
NEPCO OF FULTON, INC.
NEPCO OF PAKISTAN, INC.
NISSEN UNIVERSAL HOLDINGS INC.
OUTDOOR PRODUCTS LLC
PH PROPERTY DEVELOPMENT COMPANY
REDMONT, INC.
REXAIR, INC.
REXAIR HOLDINGS, INC.
SANITARY-DASH MANUFACTURING CO., INC.
SELKIRK CANADA U.S.A., INC.
SELKIRK EUROPE U.S.A., INC.
SELKIRK, INC.
SHELBY PROPERTIES, INC.

SPAULDING LIGHTING, INC.
STRATEGIC CAPITAL MANAGEMENT, INC.
STRATEGIC MEMBERSHIP COMPANY
STREAMWOOD CORPORATION
SUNDANCE SPAS, INC.
TA LIQUIDATION CORP.
TRIMFOOT CO.
TT LIQUIDATION CORP.
UGE LIQUIDATION INC.
UNITED STATES BRASS CORP.
USI AMERICAN HOLDINGS, INC.
USI ATLANTIC CORP.
USI CAPITAL, INC.
USI FUNDING, INC.
USI GLOBAL CORP.
USI PROPERTIES, INC.
USI REALTY CORP.
ZURCO, INC.
ZURNACQ OF CALIFORNIA, INC.
ZURN (CAYMAN ISLANDS), INC.
ZURN CONSTRUCTORS, INC.
ZURN DEVCO, INC.
ZURN EPC SERVICES, INC.
ZURN GOLF HOLDING CORPORATION
ZURN INDUSTRIES, INC.

By:	/s/ ALAN SCHUTZMAN
Name:	ALAN SCHUTZMAN
Title:	Assistant Secretary

ABN AMRC Bank N.V.

[PLEASE PRINT NAME OF BANK]

By:	/s/ NEIL J. BIVONA		/s/ STEVEN C. WIMPENNY
	Name:	NEIL J. BIVONA	STEVEN C. WIMPENNY
	Title:	GROUP VICE PRESIDENT	GROUP SENIOR VICE PRESIDENT

Bank of America, N.A.

By:	/s/ HENRY Y. YU
Name:	HENRY Y. YU
Title:	Managing Director

The Bank of New York

By:	/s/ JAMES W. WHITAKER
Name:	James W. Whitaker
Title:	Senior Vice President

The Bank of Nova Scotia

By:	/s/ TODD S. MELLER
Name:	Todd S. Meller
Title:	Managing Director

The Bank of Nova Scotia

[PLEASE PRINT NAME OF BANK]

By:	/s/ MICHAEL BRADLEY
Name: MICHAEL BRADLEY
Title: MANAGEMENT DIRECTOR

Bank of Tokyo-Mitsubishi Trust Company

By:	/s/ TOD ANGUS
Name:	Tod Angus
Title:	Vice President

BNP PARIBAS

By:	/s/ PJ DE FILIPPIS
Name: PJ de FILIPPIS
Title: MANAGING DIRECTOR

By:	/s/ CECILE SCHERER
Name: CECILE SCHERER
Title: Director Merchant Banking Group

Comerica Bank

[PLEASE PRINT NAME OF BANK]

By:	/s/ HOPE MCINERNEY
Name: Hope McInerney
Title: Vice President

CREDIT SUISSE FIRST BOSTON

By:	/s/ PAUL J. CORONA
Name: PAUL J. CORONA
Title: Director

By:	/s/ BILL O’DALY
Name: BILL O’DALY
Title: DIRECTOR

LENDERS

CREDIT SUISSE FIRST BOSTON, CAYMAN
ISLANDS BRANCH

By:	/s/ PAUL J. CORONA	BILL O’DALY
	Name: PAUL J. CORONA	BILL O’DALY
	Title: Director	Director

Deutsche Bank Trust Company Americas

By:	/s/ DIANE F. ROLFE
Name: Diane F. Rolfe
Title: Vice President

FARALLON JACUZZI, L.L.C., as USI Bank and Rexair Bank

By:	/s/ MARK WEHRLY
Name:	Mark Wehrly
Title:	Managing Member

FLEET NATIONAL BANK

By:	/s/ BRIAN P. VALENTI
Brian P. Valenti
Title:	Vice President

GE Capital CFE, Inc.

By:	/s/ W. JEROME MCDERMOTT
Name: W. JEROME McDERMOTT
Title: DULY AUTHORIZED SIGNATORY

General Electric Capital Corporation

By:	/s/ W. JEROME MCDERMOTT
Name: W. JEROME McDERMOTT
Title: DULY AUTHORIZED SIGNATORY

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ TRACY MCCAFFREY
Name: Tracy McCaffrey
Title: Authorized Signatory

JPMorgan Chase Bank

By:	/s/ STEPHANIE PARKER
Name: Stephanie Parker
Title: Vice President

The President & Fellows of Harvard College
(Ref. Harvard Special Situations Account).

[PLEASE PRINT NAME OF BANK]

By:	/s/ SHEILEY F. GREENHAUS
Name: Sheiley F. Greeenhaus
Title: Managing Director

By:	WHIPPOORWILL ASSOCIATES INCORPORATED,
ITS AGENT AND AUTHORIZED SIGNATORY

ROYAL BANK OF CANADA

[PLEASE PRINT NAME OF BANK]

By:	/s/ RAYMOND CHANG
Name: RAYMOND CHANG
Title: VICE PRESIDENT

SOCIETE GENERALES

[PLEASE PRINT NAME OF BANK]

By:	/s/ DANIEL KELLY
Name: Daniel Kelly
Title: Director

STANDARD FEDERAL BANK NA

[PLEASE PRINT NAME OF BANK]

By:	/s/ DAVID J. BARTLETT
Name: DAVID J. BARTLETT
Title: FIRST VICE PRESIDENT

STB Delaware Funding Trust I

By:	/s/ DONALD C. HARGADON
Name: Donald C. Hargadon
Title: Vice President

Sumitomo Mitsui Banking Corporation

By:	/s/ ROBERT H. RILEY III
Name: Robert H. Riley III
Title: Senior Vice President